                                                                   EXHIBIT 10.01

                                    AMENDMENT

                                       TO

                              MANAGEMENT AGREEMENT

     WHEREAS, DEMETER MANAGEMENT CORPORATION, a Delaware corporation (the "General Partner") on behalf of MORGAN STANLEY DEAN WITTER SPECTRUM STRATEGIC L.P., a Delaware limited partnership (formerly, Dean Witter Spectrum Strategic L.P.) (the "Partnership"), and BLENHEIM INVESTMENTS, INC., a New Jersey corporation (the "Trading Manager"), have agreed to amend the Management Agreement, dated as of November 1, 1994 (the "Management Agreement"), among the Partnership, the General Partner, and the Trading Manager, to change the management fee payable to the Trading Manager.

     WHEREAS, all provisions contained in the Management Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendment set forth below.

     NOW, THEREFORE, the parties hereto hereby amend the Management Agreement as follows:

     1. The monthly management fee rate of 1/3 of 1% (a 4% annual rate) referred to in Section 6(a)(i) of the Management Agreement is hereby changed to 1/4 of 1% (a 3% annual rate).

     2. The foregoing change shall take effect as of March 23, 2001.



                                  Exh. 10.01-1

     IN WITNESS WHEREOF, this Amendment to the Management Agreement has been executed for and on behalf of the undersigned as of the 23rd day of March, 2001.

                                    MORGAN STANLEY DEAN WITTER
                                    SPECTRUM STRATEGIC L.P.

                                    By:      Demeter Management Corporation,
                                             General Partner


                                    By:      /s/Robert E. Murray
                                             -----------------------------------
                                             Name:  Robert E. Murray
                                             Title:  President

                                    DEMETER MANAGEMENT CORPORATION


                                    By:      /s/Robert E. Murray
                                             -----------------------------------
                                             Name:  Robert E. Murray
                                             Title:  President

                                    BLENHEIM INVESTMENTS, INC.


                                    By:      /s/Willem Kooyker
                                             -----------------------------------
                                             Name:  Willem Kooyker
                                             Title:  Chief Executive Officer


                                  Exh. 10.01-2